UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 15, 2004

Coherent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-05255	94-1622541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 Patrick Henry Drive Santa Clara, CA 95054
(Address of principal executive offices, including zip code)

(408) 764-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On December 15, 2004, the registrant issued a press release announcing that its Lambda-Physik subsidiary would be discontinuing future product development and investments in its semiconductor lithography business, but that it would continue to support its installed lithography base.  The text of the press release is included with this current report as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Number	Description

99.1	Press release dated December 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC. a Delaware corporation

	By:	/s/ Scott H. Miller
Scott H. Miller
Senior Vice President and General Counsel

Date: December 15, 2004

EXHIBIT INDEX

Number	Description

99.1	Press release dated December 15, 2004.